CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                   CHIEF FINANCIAL OFFICER OF IEH CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with this Amendment No. 1 to the Annual Report of IEH Corporation (the "Company") on Form 10-K for the year ending March 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, Michael Offerman, President and Chief Executive Officer (Principal Executive Officer), and Robert Knoth, Chief Financial Officer (Principal Accounting Officer), of the Company, respectfully certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 6, 2009


/s/ Michael Offerman                              /s/ Robert Knoth
--------------------                              ----------------
Michael Offerman                                  Robert Knoth
President and Chief Executive Officer             Chief Financial Officer
(Principal Executive Officer)                     (Principal Accounting Officer)




This Certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed "filed" by the Company for purposes of
Section 18 of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of the Report, irrespective of any general incorporation language contained in such filing. A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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